FOOTSTAR, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     This Certification is to accompany the Quarterly Report of Footstar, Inc. (the “Company”) on Form 10-Q for the period ending June 29, 2002 as filed with the Securities and Exchange Commission (the “Report”).

     I, J.M. Robinson, Chairman of the Board, Chief Executive Officer and President of the Company, and Stephen R. Wilson, Executive Vice President and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

J.M. ROBINSON ————————————————— J.M. Robinson Chairman of the Board, Chief Executive Officer and President August 13, 2002

STEPHEN R. WILSON ————————————————— Stephen R. Wilson Executive Vice President and Chief Financial Officer August 13, 2002